AMCON DISTRIBUTING COMPANY
                           FIRST AMENDED AND RESTATED
                             1994 STOCK OPTION PLAN

                                   ARTICLE I

                              PURPOSE; DEFINITIONS

   Section 1.1. STATEMENT OF POLICY. The Board of Directors of AMCON DISTRIBUTING COMPANY, a Delaware corporation (the "Company"), believes that it is in the best interest of the Company and its shareholders to retain the services of the directors, officers and key employees of the Company, to attract and induce new executives and other key employees to become associated with the Company and to establish a close identity between the interests of the Company and its shareholders with those of the directors, officers and key employees of the Company and, accordingly, has caused the Company to adopt this First Amended and Restated 1994 Stock Option Plan (the "Plan") which provides for both Incentive Stock Options (as defined in Section 1.2 of the Plan) and Nonqualified Stock Options (as defined in Section 1.2 of the Plan) and which amends and restates in its entirety the 1994 Stock Option Plan which become effective on June 2, 1994.

   Section 1.2. Definitions. When used in this Plan, unless the context otherwise requires:

"AFFILIATE" shall mean any entity, other than its Subsidiaries, in which the Company has a direct or indirect equity interest, as determined by the Board of Directors.

"AWARD" shall mean the award of Incentive Stock Options or Nonqualified Stock Options under the Plan.

"BOARD OF DIRECTORS" shall mean the Board of Directors of the Company as constituted from time to time.

"CODE" shall mean the United States Internal Revenue Code of 1986, as amended from time to time, or any statutes succeeding thereto.

"COMMITTEE" shall mean the Compensation Committee designated by the Board of Directors to administer the Plan under Section 3.1 hereof; provided, however, that all members of the Committee must qualify as "outside directors" within the meaning of Treasury Regulation 1.162-27(e)(3).

"COMMON STOCK" and "STOCK" shall each mean the Common Stock of the Company.

"COMPANY"  shall mean AMCON Distributing Company, a Delaware corporation.

"DISINTERESTED PERSON" shall mean a person defined in Rule 16b-3(d)(3) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

"EMPLOYEE" shall mean an officer or other key employee of the Company or any of its Subsidiaries or Affiliates, including a director who is such an employee.

"EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated pursuant thereto.

"FAIR MARKET VALUE" shall mean, on the date of determination:

   (i) if the Company's Common Stock is listed on a national securities exchange or is quoted on the NASDAQ National Market System, the average of the high and low quotations at which the Common Stock was traded on the date of determination or, if the Common Stock was not traded on the date of determination or such national securities exchange or the NASDAQ National Market System was not open for business on such date, the average of the high and low quotations at which the Common Stock was traded on the closest preceding date on which such Common Stock was traded on such national securities exchange or the NASDAQ National Market System;

   (ii) if the Company's Common Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market System but is otherwise traded in the over-the-counter market, the average of the closing bid and asked quotations on the date of determination or, if there are no bid and asked quotations for the Company's Common Stock on the date of determination, the average of the closing bid and asked quotations for such Common Stock on the closest preceding date on which such Common Stock was traded; or

   (iii) if no public market exists for the Company's Common Stock on the date of determination, the Committee shall, in its sole discretion and best judgment, determine the fair market value of the Company's Common Stock.

For all purposes of this Plan, the determination by the Committee of Fair Market Value shall be conclusive.

"HOLDER" shall mean an Employee to whom an Award has been made.

"INCENTIVE STOCK OPTIONS" shall mean options which meet the requirements for Incentive Stock Options in Section 422 of the Code.

"NONQUALIFIED STOCK OPTIONS" shall mean stock options which do not meet the requirements for Incentive Stock Options, as defined above in this
Section 1.2, and stock options which do meet such requirements but which the Committee designates as Nonqualified Stock options.

"OPTION AGREEMENT" shall mean each Agreement referred to in Section 12 of this Plan between the Company and any person to whom an Option is granted.

"OPTIONS" shall mean the Incentive Stock Options and Nonqualified Stock Options granted under this Plan.

"Option Shares" shall have the meaning set forth in Section 8.4(a).

"PLAN" shall mean this First Amended and Restated 1994 Stock Option Plan adopted by the Board of Directors, as such Plan from time to time may be amended as herein provided.

"SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated pursuant thereto.
"SUBSIDIARY" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

"TEN PERCENT SHAREHOLDER" shall mean a person who on any given date owns, either directly or within the meaning of the attribution rules contained in
Section 425(d) of the Code, capital stock possessing more than 10% of the total combined voting powers of all capital stock of the Company or a Subsidiary.


                                  ARTICLE II

                                  ELIGIBILITY

Persons eligible to receive Awards under this Plan shall be any Employee as the Committee, in its sole discretion, may select. However, in no event may Incentive Stock Options be granted to Employees of Affiliates.


                                  ARTICLE III

                            ADMINISTRATION OF PLAN

   Section 3.1. COMMITTEE. This Plan shall be administered by the Committee, which shall consist of two or more members of the Board of Directors selected by the Board of Directors, each of which shall be a Disinterested Person. The Committee shall have absolute authority, subject only to the express provisions of this Plan, (a) to determine in its sole discretion the Employees to whom, and the time or times at which, Awards shall be made, the number of shares to be covered by each Award and whether an Award shall consist of Incentive Stock Options or Nonqualified Stock Options or both; provided, however, that Incentive Stock Options may be granted only to persons who are Employees of the Company and its Subsidiaries; (b) to interpret this Plan and to prescribe, amend and rescind the rules and regulations relating to it;
(c) to determine the terms and provisions of the Awards and the respective Option Agreements (which need not be identical), including without limitation such terms and provisions as may be requisite in the judgment of the Committee
(i) to cause this Plan and the Options and Common Stock issued pursuant to the Plan to be registered on Form S-8 promulgated pursuant to the Securities Act, and the applicable rules and regulations thereunder, or any other appropriate form, (ii) to provide for the reimbursement of the Company for taxes paid or advanced in respect of the issuance to Employees of Options or Common Stock under the Plan and (iii) to set forth the form of restrictive legends to be placed on certificates representing shares of Common Stock to be issued pursuant to Options relating to obligations of the Holders under the federal and state securities laws and under the Code; (d) unilaterally and without approval of a Holder to amend an existing Award in order to carry out the purposes of this Plan (so long as such an amendment does not take away any benefit granted to a Holder by the Award and so long as the amended Award would comport with the terms of this Plan); and (e) to make all other determinations deemed necessary or advisable for the granting of Awards and the administration of this Plan. Any interpretation by the Committee of the terms and provisions of this Plan and the administration hereof, and all action taken by the Committee, shall be final and binding upon Plan participants.

   Section 3.2. VACANCIES. If a member of the Committee for any reason shall cease to serve, the vacancy may be filled by the Board of Directors in accordance with the bylaws of the Company and this Plan.

   Section 3.3. REMOVAL. Any member of the Committee may be removed at any time, with or without cause, by the Board of Directors.

   Section 3.4. CHAIRMAN AND SECRETARY. (a) The Board of Directors or the Committee shall select one of the members of the Committee as the Committee's Chairman who shall preside at all meetings of the Committee and shall have such other duties and responsibilities as may be assigned to him or her by the Committee.

   (b) The Committee may appoint a secretary, who shall keep minutes of its meetings and make such rules and regulations for the conduct of its business as the Committee may deemed advisable.

   Section 3.5. MEETINGS AND ACTIONS BY CONSENT. The Committee shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by at least a majority of the members attending a meeting at which a quorum is present. Any decision or determination which could be made or any action taken by the Committee at a duly called meeting at which a quorum is present may also be made or taken by written consent of all of the members of the Committee.


                                  ARTICLE IV

                  SHARES OF COMMON STOCK SUBJECT TO PLAN

   (a) The Committee may, but shall not be required to, grant in accordance with this Plan both Incentive Stock Options and Nonqualified Stock Options to purchase not more than, in the aggregate, 550,000 shares of the Common Stock. The Company shall reserve and keep available the number of shares of Common Stock that are necessary to satisfy the requirements of the Plan during the term hereof. Such shares of Common Stock may be authorized and unissued shares or issued shares held in the Company's treasury. Said number of shares shall be computed prior to any adjustment resulting from stock dividends, stock splits, reorganizations or other substitutions of securities for the present Common Stock of the Company.

   (b) Any shares of Common Stock issued by the Company as a result of the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares of Common Stock available for Awards under this Plan. If any shares of Common Stock subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares of Common Stock subject to such Award, to the extent of any such forfeiture or termination, shall again be available for Awards under the Plan.

   (c) Notwithstanding any other provision of this Plan to the contrary, the Committee shall not award Options to any employee included in the group consisting of "covered employees" within the meaning of Treasury Regulation 1.162-27(c)(2) that would cause the compensation for such employee to exceed the limitations imposed by Treasury Regulation 1.162-27(b), as it shall be amended from time to time. Furthermore, during a year with respect to which the individual is a covered employee, an Option granted in such year or any previous year may not be repriced or, if cancelled, may not be reissued to such individual unless the number of shares covered by such Option are again counted against the limitation contained in the preceding sentence for the year in which such Option is reissued or repriced.


                                  ARTICLE V

                                   OPTIONS

   Section 5.1. OPTION GRANTS. Options shall be evidenced by Option Agreements. An Option Agreement signed by the Chairman, the President or any other officer of the Company designated by the Chairman or the Board of Directors, and attested by the Treasurer or Assistant Treasurer or Secretary or Assistant Secretary of the Company, shall be issued to each Holder to whom an Award is granted. The form and provisions of each Option Agreement shall be determined by the Committee in accordance with the terms of this Plan. If a Holder does not execute an Option Agreement in the form prescribed by the Committee within 30 days from the grant thereof, the grant of such Award shall be deemed to be void ab initio and of no further force or effect.

   Section 5.2. TIME FOR GRANT OF AWARDS. Awards may be granted by the Committee pursuant to this Plan from time to time for a period beginning June 1, 1994 and ending June 1, 2004. Nothing herein shall be construed to prohibit the issuance of Awards at different times to the same Employee.

   Section 5.3.  NUMBER OF SHARES TO BE OPTIONED AND NATURE OF OPTION.
Subject to Article IV of this Plan, the total number of shares to be optioned to any Employee and whether the Option shall be an Incentive Stock Option or a Non-Qualified Stock Option shall be determined by the Committee in its sole discretion; provided, however, that, in the case of Incentive Stock options, the aggregate Fair Market Value, determined as of the time the Option is granted, of the Stock with respect to which Incentive Stock Options may be exercisable for the first time by any individual during any calendar year shall not exceed $100,000.

   Section 5.4. INCENTIVE STOCK OPTION. Each provision of this Plan and each Option Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422A of the Code, and any provisions thereof that cannot be so construed shall be disregarded. In no event may a Holder be granted Incentive Stock Options which do not comply with such grant and vesting limitations as may be prescribed by Section 422A(b)(7) of the Code. Incentive Stock Options may not be granted to Employees of Affiliates.

   Section 5.5. TERM OF OPTIONS. The Option Agreements shall specify when an Option may be exercisable and the terms and conditions applicable thereto, including any vesting requirements. In no event may an Option become exercisable until the expiration of six months from the date of grant. The term of an Option, whether an Incentive Stock Option or a Nonqualified Stock Option, shall in no event be exercisable more than 10 years (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder), or such shorter period, if any, as may be necessary to comply with the requirements of state securities laws, from the date such Option is granted, except to the extent provided in Section 6.1(c) of this Plan.

   Section 5.6. ASSIGNABILITY OF OPTIONS. Options and all rights thereunder shall by their terms be nonassignable and nontransferable by the Holder (otherwise than by will or the laws of descent and distribution), and any attempt to do so shall be null and void. Options shall be exercisable during the lifetime of the Holder only by the Holder. Nothing contained herein shall be deemed inconsistent with the provisions hereinafter set forth pertaining to the exercise of an Option by the estate of a deceased Holder pursuant to
Section 6.1 of this Plan.

   Section 5.7. OPTION PRICE. The price at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee but shall be not less than the Fair Market Value of the Common Stock on the date such Option is granted. In the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the exercise price shall not be less than 110% of the Fair Market Value of the Common Stock on the date such Incentive Stock Option is granted.


                                  ARTICLE VI

                             EXERCISE OF OPTIONS

   Section 6.1. DEATH, DISABILITY, RETIREMENT OR TERMINATION OF EMPLOYMENT WITH CONSENT. Notwithstanding the provisions of Section 6.2 of this Plan, Options granted to a Holder may be exercised as follows:

   (a) In the event of such Holder's retirement (including, without limitation, any early retirement permitted by the Company) or other termination of the Holder's employment with consent, such Holder's Option may be exercised, regardless of tax consequences, to the extent vested and exercisable on the date of retirement or termination as provided in the Option Agreement applicable to such Option (or, if so determined by the Committee in its sole discretion, up to the full extent thereof, whether or not vested) at any time within 90 days following the date of such retirement or termination. As used herein, a Holder's employment with the Company shall be deemed to have been terminated "with consent" if the Company has provided its express written consent to the exercise of the Holder's Options following such termination.

   (b) In the event of the death or the permanent physical or mental disability (as such disability shall be determined by a physician selected by the Company) of the Holder either (i) while employed by the Company or a Subsidiary or an Affiliate or (ii) (with respect to a Nonqualified Stock Option only) while eligible to exercise his Option pursuant to Section 6.1(a) of this Plan following the termination of his employment, such Holder's Options may be exercised, to the extent vested on the date of death or determination of disability (or, if so determined by the Committee in its sole discretion, up to the full extent thereof, whether or not vested), at any time within one year following the Holder's death or such determination of disability, by the Holder, the executors or administrators of the Holder or any person who shall have acquired the Option from the Holder by bequest or inheritance. In the event of termination of employment by reason of disability or retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Incentive Stock Option will thereafter be treated as a Nonqualified Stock Option.

   (c) Notwithstanding the foregoing provisions, in no event may an Option be exercised (i) prior to shareholder approval of this Plan, (ii) prior to vesting requirements (other than as provided in this Plan), if any, contained in any Option Agreement or (iii) subsequent to the expiration of its term, except that a Nonqualified Stock Option shall be exercisable, to the extent provided in Section 6.1(b) of this Plan, for a maximum of one year following the death of a Holder, or the date on which such Holder is determined to have a permanent physical or mental disability, regardless of its original term.

   Section 6.2. TERMINATION OF EMPLOYMENT UNDER OTHER CIRCUMSTANCES. In the event of the termination of the employment of a Holder for any reason other than by reason of the Holder's death, disability or retirement or with the written consent of the Company, all Options granted to such Holder which have not been exercised by such Holder prior to the time of such termination, whether or not vested, shall be then terminated and thereafter may not be exercised by the Holder. Options granted under this Plan, however, shall not be affected by any change of employment so long as the Holder of the Option continues to be an Employee of the Company or a Subsidiary or an Affiliate.

   Section 6.3. HOW EXERCISABLE. (a) An Option shall be exercisable by delivery of a duly signed notice in writing to such effect (an "Exercise Notice") and the full purchase price of the Common Stock purchased pursuant to the exercise of the Option to the Treasurer of the Company or to any other officer of the Company appointed by the Committee for the purpose of receiving the same; provided, however, that no Option issued pursuant to this Plan may be exercised at any time when the Option or the granting or the exercise thereof violates any law or governmental order or regulation.

   (b) Delivery of the full purchase price shall be satisfied either: (a) by payment in cash of the full purchase price, (b) by tender of such number of shares of the Company's Common Stock owned either (i) by the Holder prior to exercise of the Option or (ii) with the consent of the Committee, by the Holder as a result of the exercise of the Option, as is equal in value (as determined by its Fair Market Value at the close of business on the last business day before the date of delivery) to the full purchase price or (c) by delivery of any combination of cash and such shares of the Company's Common Stock (valued as set forth above) which, in the aggregate, is equal in value to the full purchase price, subject to compliance with applicable securities laws. Whenever all or any portion of the purchase price payable upon exercise of an Option is paid by the delivery of shares of the Company's Common Stock, tender of such shares shall be accompanied by a duly executed stock power and by payment of the requisite stock transfer tax, if any. The Committee may also require the Holder to make such representations as to his title, authority to transfer such title and any other facts as it may deem appropriate. In connection with the exercise of a Nonqualified Stock Option, the Committee may require the Holder to remit an amount in cash or in Common Stock sufficient to satisfy all federal, state and local requirements to withhold taxes.

   Section 6.4. ISSUANCE OF SHARES. Within a reasonable time after the exercise of an Option, the Company shall cause to be delivered to the purchaser a certificate representing the shares of Common Stock purchased pursuant to the exercise of the Option.

   Section 6.5. SHAREHOLDER RIGHTS OF HOLDER. No Holder entitled to exercise an Option awarded under this Plan shall have any rights or privileges as a shareholder of the Company in respect of any Common Stock issuable upon exercise of such Option until such Option has been duly exercised in accordance with the terms hereof and the applicable Option Agreement and the full purchase price is tendered therefor.

   Section 6.6. TERMINATION OF OPTIONS. Any Option not exercised within the period fixed for its exercise in an Option Agreement and this Article VI shall terminate and become null and void.

   Section 6.7. UNEXERCISED OPTIONS. Common Stock covered by Options which have terminated in accordance with the provision of this Plan, to the extent to which such Options have not been exercised, may be treated by the Committee as Common Stock which is eligible for other and further granting of Options in accordance with the terms of this Plan.

   Section 6.8. CASH-OUT OF VESTED OPTIONS. The Committee may in its sole discretion cancel the vested portion of any Options held by a Holder who is at such time no longer an Employee of the Company or any of its Subsidiaries or Affiliates in exchange for a cash payment equal to the difference between
(a) the Fair Market Value of the shares subject to such vested Options and
(b) the Option Price for such shares.


                                  ARTICLE VII

                          NOT AN EMPLOYMENT CONTRACT

Anything contained herein or in any Option Agreement notwithstanding, neither this Plan, any Option Agreement nor any Option granted pursuant to this Plan shall confer on an individual any right to continue in the employ or service of the Company or any Subsidiary or Affiliate or interfere in any way with the right of the Company or such Subsidiary or Affiliate at any time to terminate or modify the terms or conditions of the employment or service of the Holder of the Option.


                                  ARTICLE VIII

                            RECAPITALIZATION, MERGER,
                        CONSOLIDATION AND REORGANIZATION

   Section 8.1. CHANGE IN COMMON STOCK. (a) Appropriate and equitable adjustment shall be made in the number of shares of Common Stock subject to each outstanding Option or the exercise prices of such Options or both, in the event of any changes in the outstanding Common Stock by reason of a stock dividend, stock split, recapitalization, reorganization, merger, consolidation, sale or exchange of assets, combination or exchange of shares or offering of subscription rights, it being the purpose of this provision to ensure that an Option shall be adjusted to give the Holder, upon exercise of his Option, rights equivalent to the rights of a person who had held shares of Common Stock in the amount subject to the Option at the time the Option is granted. In applying this provision an adjustment shall be made for any changes occurring after the effective date of this Plan.

   (b) In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of the par value status of any or all of its authorized shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of this Plan.

   (c) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this Section 8.1 shall, where appropriate, be paid in cash to the Holder.

   Section 8.2. DISSOLUTION OR LIQUIDATION. In the event of the complete liquidation or dissolution of the Company other than as an incident to a merger, reorganization or other adjustment referred to in Section 8.1 above, any Options granted pursuant to this Plan and remaining unexercised shall be deemed cancelled without regard to or limitation by any other provision of this Plan.

   Section 8.3. RIGHTS OF HOLDERS AND THE COMPANY. (a) Except as hereinbefore expressly provided in this Article VIII, a Holder shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to any Option.

   (b) The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

   Section 8.4. COMPLIANCE WITH SECURITIES ACT. (a) As soon as is reasonably practicable, the Company will use its best efforts to effect a registration on Form S-8 under the Securities Act with respect to all Options and all shares of Common Stock issuable upon exercise of the Options (the "Option Shares"); provided, however, that the Company shall not be obligated to effect, or to take any action to effect, any registration in any jurisdiction in which the Company would be required to execute a general consent to service of process in effecting registration unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or "blue sky" laws of such jurisdiction, provided that the filing of a Form U-2 or similar form shall not be deemed to be a general consent to service of process for purposes of this subsection. In connection with any such registration, the Company shall:

      (i) promptly give written notice of the proposed registration to all Holders;

      (ii) use its reasonable best efforts to effect the registration of the Options held by the Holders and the Option Shares subject thereto (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable "blue sky" or other state securities laws and appropriate compliance with the Securities Act) as would permit or facilitate the sale and distribution of such Options and Option Shares;

      (iii)  keep the registration effective;

      (iv) prepare and file with the Securities and Exchange Commission such amendments and supplements to the registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement;

      (v) use its best efforts to cause all such Options and Option Shares registered pursuant hereto to be listed on each securities exchange on which similar securities issued by the Company are then listed or eligible for listing if the listing of such Options and Option Shares is then permitted under the rules of such exchange; and

      (vi) provide a transfer agent and registrar for all Options and Option Shares registered pursuant to such registration statement and a CUSIP number for all such Options and Option Shares, in each case not later than the effective date of such registration statement.

   (b) Prior to the effectiveness of any registration of the Option Shares, as provided in Section 8.4(a), the Company may postpone the issuance and delivery of shares of Common Stock upon any exercise of any Option until
(i) the admission of such shares to listing on any stock exchange on which shares of the Company of the same class are then listed and the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable, (ii) insofar as any local "blue sky" law might affect the issuance of such shares, either the local Blue Sky Commission shall have ruled or counsel to the Company shall have advised that the issue is not subject to such local law or that such shares shall have been qualified under such law,
(iii) counsel to the Holder has delivered an opinion to the Company, satisfactory in form and substance, to the effect that the issuance of such shares does not require registration under any federal or state securities laws or that any such registration as may be required shall be effective as of the time of issuance of such shares, (iv) the individual to whom the Option is granted shall have represented and agreed in writing that any shares purchased pursuant to the Option are being purchased for investment purposes only and not with a view to the distribution or resale thereof; provided, however, that a Holder making such representation and agreement may be released by the Company at its discretion from such representation and agreement upon the shares being registered or qualified in such manner as may be legally required at any time, and (v) the Committee shall have been advised by counsel that all applicable legal requirements pertaining to the issuance of such shares, including any requirements of the Securities Act, have been complied with.
Any person exercising an Option shall make such representations and furnish such information as may be appropriate to permit the Company, in the light of the then existence or nonexistence of an effective registration statement under the Securities Act, with respect to such shares, to issue the shares in compliance with the provisions of that or any comparable law.

   (c)  The Company shall not have any liability to any Holder or otherwise
(i) in the event a registration does not occur with respect to the Option Shares or (ii) with respect to any Option the exercise of which is prevented by the provisions of Section 8.4(b).


                                  ARTICLE IX

                  AMENDMENT, TERMINATION AND INTERPRETATION

   Section 9.1.  TERMINATION.  This Plan shall terminate on June 1, 2004.

   Section 9.2. AMENDMENT. Upon obtaining such approval of the stockholders of the Company as may be required by law (including Rule 16b-3 under the Exchange Act) or the applicable provisions of the securities exchange upon which the Common Stock is listed, the Board of Directors or the Committee may amend this Plan and the terms and conditions thereof as to any shares of Common Stock which have not then become the subject matter of Options awarded pursuant to the terms of this Plan, and the Board of Directors or the Committee, with the written consent of the affected Holders of any Options awarded pursuant to this Plan, may amend this Plan and the terms and conditions of this Plan as it regards any such Options held by such consenting Holders.

   Section 9.3. INTERPRETATION. A determination of the Committee as to any question which may arise with respect to the interpretation of the provisions of this Plan and of any Option or Option Agreement shall be final.

   Section 9.4. RULES AND REGULATIONS. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of this Plan as it may determine advisable to make this Plan and the Options effective and provide for their administration, and may take such other actions with regard to this Plan and the Options as it shall deem desirable to effectuate their purposes.

   Section 9.5. EVIDENCE OF EACH OPTION. The Committee may include in each agreement or document it may issue to the Holder of any Option, evidencing the existence of such Option given or granted pursuant to the terms of this Plan, the text of this Plan by reference thereto in such certificate or document, and, in such event, the entire terms of this Plan as it may exist and as it may be amended from time to time shall be deemed included in such certificate or document with the same force and effect as though this Plan were set forth in its entirety in such agreement or document.


                                  ARTICLE X

                                EFFECTIVENESS

This Plan has been adopted and shall become effective on March 28, 2000.


                                  ARTICLE XI

                                MISCELLANEOUS

   Section 11.1.  SUBSTITUTED OPTIONS.  Subject to the limitation in
Section 4.1 hereof on total shares available for Options, Options to purchase shares of the Company's Common Stock may be issued under this Plan on terms and conditions which differ from or conflict with the terms and conditions set forth herein, provided that such Options are issued in substitution for outstanding Options held by persons who have become directors, officers or key employees of the Company or any of its Subsidiaries or Affiliates by reason of a corporate merger, consolidation, acquisition of property or capital stock, separation, reorganization or liquidation.